"ALL SECTIONS MARKED WITH TWO ASTERISKS ("**") REFLECT PORTIONS WHICH HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION BY PROSPECT MEDICAL HOLDINGS, INC. AS PART OF A REQUEST FOR CONFIDENTIAL TREATMENT."


                                  1993 AMENDMENT TO

                          IPA COMMERCIAL SERVICES AGREEMENT

The undersigned parties to the PacifiCare IPA Commercial Services Agreement between PacifiCare of California ("PacifiCare") and Santa Ana-Tustin Physicians Group, Inc. ("IPA") do hereby amend said Agreement as follows:

1.   Attachment A5, HOSPITAL CONTROL PROGRAM, is amended as follows:


     Section 2, BUDGET, is amended in part as follows pursuant to Exhibit 1, attached hereto and incorporated herein by this reference.

     Section 4, CALCULATION OF SAVINGS AND LOSSES, is amended in full pursuant to Exhibit 2, attached hereto and incorporated herein by this reference.

2.   Attachment E, PHARMACY CONTROL PROGRAM, is amended in full as follows:


     See Exhibit 3, attached hereto and incorporated herein by this reference.


3.   Attachment F, AIDS STOP LOSS PROGRAM, is amended in full as follows:

     See Exhibit 4, attached hereto and incorporated herein by this reference.

The effective date of this Amendment is January 1, 1993.

By signing below, both parties hereto have executed and agreed to this Amendment.

PACIFICARE, INC.                        IPA Santa Ana-Tustin
                                            Physician's Grp. Inc.

By: /s/ Nancy Freeman                      By:  /s/ Melvin L. Reich
   ------------------------------           --------------------------
   Nancy Freeman
   Vice President

DATE:  1/14/93                          DATE: 12/23/92
     ----------------------------           --------------------------

                                                                 EXHIBIT 1

                            ATTACHMENT A5

                       HOSPITAL CONTROL PROGRAM

2. BUDGET

                                                          DOLLARS $PMPM
                                                          -------------
    Inpatient Hospital                                       $[  **  ]
        Utilization Rate 215 days PTMPY
        Perdiems, net of discounts:
            Regular Plans [  **  ]
            Co-Pay Plans  [  **  ]
                          [  **  ]

    Emergency Room and Ambulance Services                     [  **  ]

    Outpatient Surgery and other Services                     [  **  ]

    Selected OP Services from Capitation                      [  **  ]
      (Chemotherapy, Dialysis, home health etc)

    Urgent Care Center Agreement (if applicable)              [  **  ]

    Hospital Control Program Payout Pool                      [  **  ]
                                                              -------

            SUB-TOTAL                                         [  **  ]

Reinsurance Program Deductible [  **  ]                       [  **  ]
                    Coinsurance [  **  ]
                                                             -------
TOTAL BUDGET PMPM                                             [  **  ]
                                                             -------
                                                             -------

                                                                       EXHIBIT 2

                                    ATTACHMENT A5

                            1993-HOSPITAL CONTROL PROGRAM


4.        CALCULATION OF SAVINGS AND LOSSES

The inpatient hospital component of the budget is stated assuming [ ** ] of Subscribers enroll in benefit plans with hospital copayment/coinsurance/ deductible obligations for inpatient services ("Co-Pay Plans"). It is also assumed that [ ** ] of Subscribers enroll in non-Co-Pay Plans ("Regular Plans"). The earned budget will be adjusted to reflect the actual number of Subscribers who enroll in the Co-Pay Plans and Regular Plans based upon PacifiCare's Member Month Moving Analysis Report for the period (MB0530). The MB0530 Report is a report that reflects actual eligible Subscribers by benefit plan for the period, as adjusted for retroactive eligibility terminations and additions reported during the period as of the report's run date. Therefore, the actual earned budget may be greater or less than the net budget indicated in this Attachment A-5.

                                                                       EXHIBIT 3

                                     ATTACHMENT E

                            1993 PHARMACY CONTROL PROGRAM


The purpose of the Pharmacy Control Program (PCP) is to provide incentive to the IPA to foster the efficient utilization of prescription services. The IPA is given the opportunity to share in savings realized by IPA maintaining or improving specific utilization goals outlined below.

GENERIC PERCENTAGE INCENTIVE - The Pharmacy Control Program shall be indexed to PacifiCare's 1992 calendar year network baseline generic drug utilization percentage, which shall be adjusted to reflect brand name drugs going off-patent in 1993. For every percentage point IPA exceeds PacifiCare's
[ ** ] PacifiCare shall pay IPA an amount per member per month in accordance with the following prescription utilization rate scale:


                                       PRESCRIPTION UTILIZATION RATE
                                               (RX/MEM/YR) *

                                 GREATER THAN
PAYOUT FACTOR PMPM                OR EQUAL TO                LESS THAN
--------------------             --------------              ----------
   [  **  ]                        [  **  ]           -        [  **  ]
   [  **  ]                        [  **  ]           -        [  **  ]
   [  **  ]                        [  **  ]           -        [  **  ]
   [  **  ]                        [  **  ]           -        [  **  ]
   [  **  ]                        [  **  ]           -        [  **  ]
   [  **  ]                        [  **  ]           -


(*) [  **  ]

[  **  ]

FORMULARY BONUS - If IPA qualifies for a generic percentage rate payment as outlined above, a bonus payment of [ ** ] shall be paid for every [ ** ] IPA's formulary utilization percentage rate exceeds [ ** ] up to a maximum of [ ** ]. [ ** ].

(1993 PHARMACY CONTROL PROGRAM CONTINUED)

IPA agrees to participate in a generic substitution and formulary program established by PacifiCare's Formulary Advisory Committee.

UTILIZATION AND CALCULATION REPORTS

PacifiCare shall provide quarterly utilization reports showing IPA's generic percentage, prescription rate and formulary percentage along with a comparison to [ ** ]. PacifiCare shall provide semi-annual Pharmacy Control Program calculations and incentive payments. The first payment shall be for the six months ending June 30, 1993 and shall be paid within sixty days of this date. The final calculation and incentive payment shall be cumulative for the twelve months ending December 31, 1993 and shall be paid within one hundred twenty days of year end.

In the event that IPA receives a semi-annual incentive payment that is greater than the cumulative twelve month calculated amount, PacifiCare shall be due a refund of the difference.

                                                                       EXHIBIT 4

                                     ATTACHMENT F

                             1993 AIDS STOP LOSS PROGRAM


PacifiCare agrees to provide additional financial protection to IPA for the cost of Medical Services rendered to Subscribers who have AIDS. Subscribers who are eligible for this program are as follows:

     Subscribers who are admitted to a hospital or referred to home health care for the treatment of an opportunistic infection and have been diagnosed with clinical AIDS.

Once PacifiCare's Medical Services Department has verified that a Subscriber meets the definition above, further expenses for Medical Services associated with the Subscriber's AIDS care will be paid by PacifiCare as defined by Cost of Care in Attachment A4 hereto. To receive reimbursement, IPA must submit a Stop Loss claim to PacifiCare indicating the date the Subscriber became eligible for the AIDS Stop Loss Program and the expenses incurred on behalf of the Subscriber after the effective date. IPA may include claims under the AIDS Stop Loss Program commencing on the date the Subscriber was admitted to the hospital, or on the date home health care was provided the Subscriber, pursuant to the eligibility criteria noted above. Expenses for Medical Services pertaining to AIDS care rendered from January 1, 1993 through December 31, 1993 only will be included in the AIDS Stop Loss Program. A final claim must be filed for such Medical Services by March 31, 1994 to be included in this AIDS Stop Loss Program.

All claims submitted for consideration under the AIDS Stop Loss Program must be processed and coordinated in a confidential manner. Inquiries for determining such procedures should be directed to PacifiCare's Medical Director.